UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MERSANA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V73318-P30675 MERSANA THERAPEUTICS, INC. 840 MEMORIAL DRIVE CAMBRIDGE, MA 02139 MERSANA THERAPEUTICS, INC. You invested in MERSANA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2025. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* Vote on Thursday, June 12, 2025 9:00 AM ET Visit www.virtualshareholdermeeting.com/MRSN2025 Vote in Advance of the Meeting Vote by June 11, 2025 11:59 PM ET Visit www.ProxyVote.com Annual Meeting of Stockholders to be held on Thursday, June 12, 2025 at 9:00 AM ET Vote by June 11, 2025 11:59 PM ET

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V73319-P30675 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class II Directors, each to serve until the 2028 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified Nominees: 1a. Allene M. Diaz For 1b. Andrew A. F. Hack, M.D., Ph.D. For 1c. Kristen M. Hege, M.D. For 2. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. For 3. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For 4. To approve an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued shares of common stock at a ratio within the range of not less than 1-for-2 and not greater than 1-for-25, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of the Board of Directors, without further approval or authorization of the stockholders. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.